Income Taxes (Details Textual) (USD $)	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012
Effective Income Tax Rate Reconciliation, at Federal Statutory Income Tax Rate	4.60%	39.90%
Unrecognized Tax Benefits	$ 1,800,000		$ 1,700,000
Incometax Uncertainties Description	The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required.
Deferred Tax Assets, Tax Credit Carryforwards, Research	$ 110,000		$ 350,000